UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — May 10, 2006

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

NUCRYST Pharmaceuticals Corp.
50 Audubon Road
Wakefield, MA 01880
(Address of principal executive offices)
Registrant’s telephone number, including area code: (780) 992-5626
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
(Former name or former address, if changed since last report)

Item 8.01     Other Events.
     Please see Exhibit “99.1” attached.
Item 9.01     Exhibits.
Exhibit “99.1” — Report of Voting Results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
	By:	/s/ Carol L. Amelio
Carol L. Amelio
DATE: May 10, 2006		General Counsel and Corporate Secretary

NUCRYST PHARMACEUTICALS CORP.
Annual Meeting of Shareholders of
Nucryst Pharmaceuticals Corp. (the “Issuer”)
May 5, 2006
REPORT OF VOTING RESULTS
National Instrument 51-102 — Continuous Disclosure Obligations (Section 11.3)
The following matters were put to a vote by a show of hands at the annual general meeting of shareholders of the Issuer held on May 5, 2006:

Outcome of Vote

1.	The election of directors nominated by management of the Issuer as outlined in the Issuer’s proxy information circular dated March 8, 2006 which has been filed on SEDAR	Carried

2.	The appointment of Deloitte & Touche LLP as auditors of the Issuer and the authorization of the board of directors to fix the auditors’ remuneration	Carried